Exhibit 10.24

                          FOURTH SUPPLEMENTAL INDENTURE
                          -----------------------------


      FOURTH SUPPLEMENTAL INDENTURE, dated as of April 28, 1999, among Atlantic Express Transportation Corp., a New York corporation (the "Company") , the Guarantors named herein and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

      WHEREAS, the Company has duly issued its 10 3/4% Senior Secured Notes Due 2004 (the "Notes"), in the aggregate principal amount of $150,000,000 pursuant to an Indenture dated as of February 4, 1997, among the Company, the Guarantors named therein and the Trustee, as amended by the First Supplemental Indenture dated as of August 14, 1997, the Second Supplemental Indenture dated as of December 12, 1997 and the Third Supplemental Indenture dated as of October 28, 1998, each among the Company, the Guarantors named therein and the Trustee (as amended, the "Indenture"), and the Notes are outstanding on the date hereof; and

      WHEREAS, the Company has caused to be incorporated Atlantic Medford, Inc., a New York corporation, Atlantic Paratrans of Colorado, Inc., a Colorado corporation, Atlantic Paratrans of Pennsylvania, Inc., a Pennsylvania corporation and Atlantic Express of New Jersey, Inc., a New Jersey corporation.

      WHEREAS, the Company has acquired Fiore Bus Service, Inc., a Massachusetts corporation, Groom Transportation, Inc., a Massachusetts corporation, McIntire Transportation, Inc., a Massachusetts corporation, R. Fiore Bus Service, Inc., a Massachusetts corporation and Mountain Transit, Inc., a Vermont corporation;

      WHEREAS, Section 10.12 of the Indenture provides, among other things, that the Company shall cause each Restricted Subsidiary that is formed or acquired after the date of the Indenture to become a Guarantor thereunder and execute and deliver a supplemental indenture pursuant to which such Restricted Subsidiaries shall unconditionally guarantee all of the Company's Obligations as set forth in
Section 10.7 of the Indenture; and

      WHEREAS, Section 9.1 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder to comply with Article 10.12 thereof and execute a supplemental indenture; and

      WHEREAS, it is provided in Section 9.4 of the Indenture that a supplemental indenture becomes effective in accordance with its terms and thereafter binds every Holder; and

      NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1  DEFINITIONS.
- -----------------------

      Capitalized terms not defined herein shall have the meanings given to such terms in the Indenture.

SECTION 2  GUARANTEE BY RESTRICTED SUBSIDIARIES.
- ------------------------------------------------

      Each of Atlantic Medford, Inc., Atlantic Paratrans of Colorado, Inc., Atlantic Paratrans of Pennsylvania, Inc., Atlantic Express of New Jersey, Inc., Fiore Bus Service, Inc., Groom Transportation, Inc., McIntire Transportation, Inc., R. Fiore Bus Service, Inc. and Mountain Transit, Inc., (collectively, the "Additional Guarantors") unconditionally guarantees all of the Company's Obligations as set forth in Section 10.7 of the Indenture in the same manner and to the same extent as if it had executed the Indenture as one of the parties thereto defined as the "Guarantors" therein.

SECTION 3 MISCELLANEOUS.
- ------------------------

Section 3.1  Governing Law.
- --------------------------

      THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED, INTERPRETED AND
THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE ADDITIONAL GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OR ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OR ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE ADDITIONAL GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ADDITIONAL GUARANTORS IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN THE INDENTURE, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR


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

OTHERWISE PROCEED AGAINST EACH OF THE ADDITIONAL GUARANTORS IN ANY OTHER JURISDICTION.

Section 3.2  Continuing Agreement.
- ----------------------------------

      Except as herein amended, all terms, provisions and conditions of the Indenture, all Exhibits thereto and all documents executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their terms.

Section 3.3  Conflicts.
- -----------------------

      In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this Fourth Supplemental Indenture, then the terms and conditions of this Fourth Supplemental Indenture shall prevail.

Section 3.4  Counterpart Originals.
- -----------------------------------

      The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.5  Headings, etc.
- ---------------------------

      The Headings of the Sections of this Fourth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.


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

                                   SIGNATURES

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Supplemental Indenture as of the date first written above.

                                                     ATLANTIC EXPRESS
                                                     TRANSPORTATION CORP.


                                                     By:  /s/ Domenic Gatto
                                                          -----------------
                                                        Name:  Domenic Gatto
                                                        Title: President

                                   GUARANTORS

BROOKFIELD TRANSIT INC.                 ATLANTIC PARATRANS OF KENTUCKY INC.
AMBOY BUS CO., INC.                     RAYBERN BUS SERVICE, INC.
STATEN ISLAND BUS, INC.                 G.V.D. LEASING CO., INC.
RAYBERN CAPITAL CORP.                   BLOCK 7932, INC.
METROPOLITAN ESCORT SERVICE, INC.       ATLANTIC-CONN. TRANSIT, INC.
MERIT TRANSPORTATION CORP.              ATLANTIC EXPRESS OF MISSOURI INC.
TEMPORARY TRANSIT SERVICE, INC.         ATLANTIC EXPRESS OF L.A. INC.
ATLANTIC-HUDSON, INC.                   JERSEY BUS SALES, INC.
COURTESY BUS CO., INC.                  JERSEY BUSINESS LAND CO. INC.
K. CORR, INC.                           201 WEST SOTELLO REALTY, INC.
RAYBERN EQUITY CORP.                    ATLANTIC MEDFORD, INC.
METRO AFFILIATES, INC.                  ATLANTIC PARATRANS OF COLORADO, INC.
MIDWAY LEASING INC.                     ATLANTIC PARATRANS OF PENNSYLVANIA, INC.
CENTRAL NEW YORK COACH                  ATLANTIC EXPRESS OF NEW JERSEY, INC.
    SALES & SERVICE, INC.               FIORE BUS SERVICE, INC.
ATLANTIC-CHITTENANGO REAL               GROOM TRANSPORTATION, INC.
  PROPERTY CORP.                        McINTIRE TRANSPORTATION, INC.
ATLANTIC PARATRANS, INC.                R. FIORE BUS SERVICE, INC.
180 JAMAICA CORP.                       MOUNTAIN TRANSIT, INC.
ATLANTIC EXPRESS COACHWAYS, INC.
ATLANTIC EXPRESS OF
    PENNSYLVANIA, INC.

                                                        By:  /s/ Domenic Gatto
                                                             -----------------
                                                            Name:  Domenic Gatto
                                                            Title: President


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

                                             THE BANK OF NEW YORK, as Trustee


                                             By:  /s/ Van K. Brown
                                                 Name:  Van K. Brown
                                                 Title: Assistant Vice President

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